SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                       Westlakes Institutional Portfolios
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                       WESTLAKES INSTITUTIONAL PORTFOLIOS

                       High Quality Fixed Income Portfolio
                           BBB Fixed Income Portfolio
                        High Yield Fixed Income Portfolio
                           Core Fixed Income Portfolio
                            Small Cap Core Portfolio
                              Midcap Core Portfolio
                             Midcap Growth Portfolio

Dear Shareholder:

A Special Meeting of Shareholders (the "Meeting") of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio, and Midcap Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios") of Westlakes Institutional Portfolios (the "Trust") has been scheduled for Thursday, May 22, 2003. If you are a shareholder of record as of the close of business on Monday, April 28, 2003, you are entitled to vote at the meeting and any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to the proposal on which you are asked to vote. The proposal described in the proxy statement relates to the election of three proposed trustees to the Board of Trustees of the Trust to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as shareholder approval is obtained.

THE CURRENT BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS A VOTE "FOR" IT.

Your vote is important to us. Please do not hesitate to call 1-800-304-2459 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Portfolios.


                                    Sincerely,


                                    Stephen J. Kneeley
                                    President

                                IMPORTANT NOTICE

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Meeting.


                              QUESTIONS AND ANSWERS


Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Trust is seeking to enlarge its Board of Trustees (the "Board") from two members to five through the election of three new trustees (the "Proposed Trustees") to the Board. None of the Proposed Trustees are "interested persons" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust, and accordingly each Proposed Trustee would be considered an "Independent Trustee" of the Trust.

Q.   WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF THE PROPOSED TRUSTEES?

A. Appointments to the Board generally are made by existing Trustees. However, the 1940 Act requires that if less than a majority of trustees holding office have been elected by the Trust's shareholders, the trustees in office shall call a shareholders' meeting for the election of trustees. In addition, the 1940 Act provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees have been elected by shareholders.

Q.   HOW DO THE CURRENT TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" this proposal. Please see "Recommendations of the Board" for a discussion of the advantages of enlarging the Board.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. Each Portfolio will continue to be managed in accordance with the Trust's prospectus as filed with the Securities and Exchange Commission and as amended from time to time.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Portfolio. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-304-2459 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.   WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize this method of voting.

                       WESTLAKES INSTITUTIONAL PORTFOLIOS

                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312

                       HIGH QUALITY FIXED INCOME PORTFOLIO
                           BBB FIXED INCOME PORTFOLIO
                        HIGH YIELD FIXED INCOME PORTFOLIO
                           CORE FIXED INCOME PORTFOLIO
                            SMALL CAP CORE PORTFOLIO
                              MIDCAP CORE PORTFOLIO
                             MIDCAP GROWTH PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON THURSDAY, MAY 22, 2003

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio and Midcap Growth Portfolio (each a "Portfolio" and, collectively the "Portfolios") of Westlakes Institutional Portfolios (the "Trust") will be held at the offices of Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on Thursday, May 22, 2003 at 4:30 p.m. Eastern Time.

At the Meeting, shareholders of record of the Portfolios (the "Shareholders") will be asked to consider and act on the following proposals:

1. To elect three proposed trustees to the Board of Trustees of the Trust to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as Shareholder approval is obtained.

2.       Any other business properly brought before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

Shareholders of record at the close of business on April 28, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                 By Order of the Board of Trustees



                                 Diane J. Drake
                                 Vice President and Secretary

                                 May 12, 2003




PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                       WESTLAKES INSTITUTIONAL PORTFOLIOS

                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312

                                 PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE

                       High Quality Fixed Income Portfolio
                           BBB Fixed Income Portfolio
                        High Yield Fixed Income Portfolio
                           Core Fixed Income Portfolio
                            Small Cap Core Portfolio
                              Midcap Core Portfolio
                             Midcap Growth Portfolio

                      TO BE HELD ON THURSDAY, MAY 22, 2003

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Westlakes Institutional Portfolios (the "Trust") for use at the Special Meeting of Shareholders to be held May 22, 2003 at 4:30 p.m. Eastern Time at the offices of Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio and Midcap Growth Portfolio (each a "Portfolio" and collectively the "Portfolios") of record at the close of business on April 28, 2003 ("Shareholders") are entitled to vote at the Meeting.

As of April 28, 2003, the Portfolios had the following units of beneficial interest ("shares") issued and outstanding:

Portfolio                                                     Shares Outstanding
---------                                                     ------------------
High Quality Fixed Income Portfolio                                    0
BBB Fixed Income Portfolio                                             0
High Yield Fixed Income Portfolio                                      0
Core Fixed Income Portfolio                                            0
Small Cap Core Portfolio                                              10
Midcap Core Portfolio                                             24,000
Midcap Growth Portfolio                                               10

Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Forty percent (40%) of the Trust's shares entitled to vote on the proposal constitutes a quorum. If a quorum is present, a plurality of the shares voted shall elect a trustee.

In addition to the solicitation of proxies by mail, the Board of Trustees (the "Board") and officers of the Trust and officers and employees of Turner, the shareholder servicing agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Trust will bear the costs of the Shareholders' Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about May 12, 2003.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

The Trust is organized as a Delaware statutory trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Portfolios to consider and vote the following proposal (the "Proposal"):

         1. To elect Alfred C. Salvato, Janet F. Salvone and John T. Wholihan (the "Proposed Trustees") to the Board to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as Shareholder approval is obtained.

PROPOSAL 1.       ELECTION OF PROPOSED TRUSTEES TO THE BOARD OF TRUSTEES

It is proposed that the Proposed Trustees be elected at the Meeting to serve alongside the trustees currently on the Board (the "Current Trustees"). None of the Proposed Trustees are "interested persons" (as that term is defined in the 1940 Act) of the Trust, and accordingly each of the Proposed Trustees would be considered an "Independent Trustee" of the Trust. Together they will comprise the entire Board of the Trust and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The names and ages of the Proposed Trustees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Proposed Trustee will serve as an officer of the Trust. Each of the Proposed Trustees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Trustees named below. If any Proposed Trustee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The nomination of these persons to serve as members of the Board is intended to promote efficiency in the governance of the Portfolios in a manner similar to the management style used by other investment companies that are managed, advised, sub-advised or administered by Turner, the Trust's adviser and administrator. Each of the Proposed Trustees already serves as a board member for Turner Funds, a registered investment company managed by Turner and its affiliates, and understands the general operations of the Trust. The Current Trustees are familiar with the experience of the Proposed Trustees in overseeing investment company portfolios, and wish to bring that same level of expertise to the Trust. Accordingly, the Current Trustees agreed, by a Written Consent of Trustees dated April 21, 2003, to expand the size of the Board to five trustees, and unanimously approved the nomination of the Proposed Trustees.

INFORMATION ABOUT THE BOARD

The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. Members of the Board are not required to contribute to the capital of a Portfolio or hold shares of a Portfolio.

A majority of the Board of Trustees are not "interested persons" (as defined in the 1940 Act) of the Trust and perform the same functions for the Trust as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. The Trustees will assist Shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the 1940 Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment the Shareholders would have elected at least two-thirds of the Trustees then serving. The Trustees may call a meeting of Shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving.

The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") provides that a Trustee's responsibilities shall terminate if the Trustee (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Trustee (upon not less than 90 days' prior written notice to the other Trustees); (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction or files a petition commencing a voluntary case under any bankruptcy law or makes an assignment for the benefit of creditors; (vii) has a receiver appointed to administer his property or affairs; or (viii) otherwise ceases to be a Trustee of the Trust under law. A Trustee may be removed either by (a) the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders.

The Declaration of Trust provides that a Trustee shall not be liable to the Trust or to any of its Shareholders for any loss or damage caused by any act or omission in the performance of his or her services under the Declaration of Trust, unless it is determined that such loss is due to an act or omission of the Trustee constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office. Trustees are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitration, administrative or legislative body, in which the Trustee may be or may have been involved as a party or otherwise, or with which the Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Trust or the past or present performance of services to the Trust by the Trustee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Trustee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee's office. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

The following information is provided for each Proposed Trustee. The mailing address for the Proposed Trustees is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

------------------------------- ------------------ ---------------- ------------------------- -----------------------
                                                   TERM OF OFFICE                              OTHER DIRECTORSHIPS/
                                POSITION(S) HELD    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    TRUSTEESHIPS HELD BY
         NAME AND AGE              WITH TRUST        TIME SERVED      DURING PAST 5 YEARS            TRUSTEE
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Alfred C. Salvato, 45           Proposed Trustee         N/A        Treasurer, Thomas         Turner Funds, Berwyn,
                                                                    Jefferson University      PA; Alpha Select
                                                                    Health Care Pension       Funds, Berwyn, PA
                                                                    Fund (a hospital
                                                                    pension fund)
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Janet F. Sansone, 57            Proposed Trustee         N/A        Self-employed             Turner Funds, Berwyn,
                                                                    consultant since 1999;    PA
                                                                    previously Senior Vice
                                                                    President of Human
                                                                    Resources of Frontier
                                                                    Corporation (a
                                                                    telecommunications
                                                                    company)
------------------------------- ------------------ ---------------- ------------------------- -----------------------
John T. Wholihan, 65            Proposed Trustee         N/A        Director, TDK             Turner Funds, Berwyn,
                                                                    Mediactive (a software    PA
                                                                    publisher); Professor,
                                                                    Loyola Marymount
                                                                    University
------------------------------- ------------------ ---------------- ------------------------- -----------------------


The following information is provided for each Current Trustee and executive officer of the Trust as of the end of the most recently completed calendar year. The mailing address for each Current Trustee and executive officer with respect to the Trust's operations is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. All members of the Board will oversee the management of all Portfolios of the Trust, currently consisting of the seven separate Portfolios.



------------------------------- ------------------ ---------------- ------------------------- -----------------------
                                                    TERM OF OFFICE                              OTHER DIRECTORSHIPS/
                                POSITION(S) HELD    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    TRUSTEESHIPS HELD BY
         NAME AND AGE              WITH TRUST        TIME SERVED      DURING PAST 5 YEARS            TRUSTEE
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Robert E. Turner, 46*                Trustee       N/A; served as   Chairman and Chief        Turner Funds, Berwyn,
                                                   Trustee since    Investment Officer of     PA; Alpha Select
                                                   Trust's          Turner Investment         Funds, Berwyn, PA;
                                                   inception        Partners, Inc.            ACP Continuum Return
                                                                                              Fund II, LLC,
                                                                                              Wilmington, DE; ACP
                                                                                              Strategic Opportunities
                                                                                              Fund II, LLC,
                                                                                              Wilmington, DE; ACP
                                                                                              Funds Trust,
                                                                                              Wilmington, DE
------------------------------- ------------------ ---------------- ------------------------- -----------------------
John Connors, 59                     Trustee       N/A; served as   Portfolio Manager,        ACP Continuum Return
                                                   Trustee since    Guyasuta Investment       Fund II, LLC,
                                                   Trust's          Advisors, Inc.;           Wilmington, DE; ACP
                                                   inception        previously, Portfolio     Strategic
                                                                    Manager, Delaware         Opportunities Fund
                                                                    Investments.              II, LLC, Wilmington,
                                                                                              DE; ACP Funds Trust,
                                                                                              Wilmington, DE
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Stephen J. Kneeley, 40          President          N/A              President, Turner         N/A
                                                                    Investment Partners,
                                      Inc.
------------------------------- ------------------ ---------------- ------------------------- -----------------------
John H. Grady, 41               Executive Vice     N/A              General Counsel and       N/A
                                President and                       Chief Operating
                                Chief Operating                     Officer, Turner
                                Officer                             Investment Partners,
                                                                    Inc.; previously,
                                                                    Partner, Morgan Lewis &
                                                                    Bockius, LLP
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Thomas R. Trala, 36             Treasurer and      N/A              Treasurer and Chief       N/A
                                Chief Financial                     Financial Officer,
                                Officer                             Turner Investment
                                                                    Partners, Inc.
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Brian F. McNally, 45            Vice President     N/A              Deputy General Counsel,   N/A
                                                                    Turner Investment
                                                                    Partners; previously,
                                                                    Assistant General
                                                                    Counsel, Bank of America
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Diane J. Drake, 35              Secretary and      N/A              Deputy Counsel, Turner    N/A
                                Vice President                      Investment Partners,
                                                                    Inc.; previously,
                                                                    Associate, Stradley,
                                                                    Ronon, Stevens & Young,
                                                                    LLP; Staff Attorney,
                                                                    Rodney Square
                                                                    Management Corporation

------------------------------- ------------------ ---------------- ------------------------- -----------------------
                                                    TERM OF OFFICE                              OTHER DIRECTORSHIPS/
                                POSITION(S) HELD    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    TRUSTEESHIPS HELD BY
         NAME AND AGE              WITH TRUST        TIME SERVED      DURING PAST 5 YEARS            TRUSTEE
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Brian M. Ferko                  Vice President     N/A              Product Manager/          N/A
Age 31                                                              Director of Mutual Fund
                                                                    Administration and
                                                                    Operations, Turner
                                                                    Investment Partners,
                                                                    Inc.; previously,
                                                                    Account Director, SEI
                                                                    Investments
------------------------------- ------------------ ---------------- ------------------------- -----------------------
John Canning, 32                Vice President     N/A              Sub-Advisory              N/A
                                                                    Institutional Service
                                                                    Product Manager, Turner
                                                                    Investment Partners,
                                                                    Inc.; previously,
                                                                    Transfer Agent Manager,
                                                                    Pilgrim Baxter and
                                                                    Associates; Portfolio
                                                                    Implementation Analyst,
                                                                    SEI Investments
------------------------------- ------------------ ---------------- ------------------------- -----------------------
Rami Livelsberger, 28           Vice President     N/A              Compliance Officer,       N/A
                                and Assistant                       Turner Investment
                                Secretary                           Partners, Inc.;
                                                                    previously, Legal
                                                                    Assistant, Morgan Lewis
                                                                    & Bockius, LLP
------------------------------- ------------------ ---------------- ------------------------- -----------------------
*        Mr. Turner is considered an "interested person" of the Trust as that term is defined in the 1940 Act.  Mr. Turner is the
         Chairman and Chief Investment Officer of Turner, and owns a majority interest in Turner.


The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of the current Independent Trustee of the Trust. The Audit Committee operates under a written charter approved by the Board. The Audit Committee did not meet during the last fiscal year.

Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of the current Independent Trustee and various officers and representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee did not meet during the last fiscal year.

Although the Trust does not have a nominating committee, the selection and nomination of the Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees.

As of the fiscal year ended December 31, 2002, neither the John Connors, the current Independent Trustee, nor any of the Proposed Trustees owned any securities of the Trust. The following table sets forth the compensation paid to the current Independent Trustee by the Trust during the last fiscal year.

-------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                                                          TOTAL COMPENSATION
                               AGGREGATE                                  FROM TRUST AND FUND
                            COMPENSATION FROM                               COMPLEX PAID TO
                            THE TRUST FOR THE    PENSION OR RETIREMENT    TRUSTEES FOR THE        ESTIMATED ANNUAL
   NAME AND POSITION WITH   FISCAL YEAR ENDED    BENEFITS ACCRUED AS     FISCAL YEAR ENDED        BENEFITS UPON
          TRUST             DECEMBER 31, 2002    PART OF TRUST EXPENSES   DECEMBER 31, 2002         RETIREMENT
-------------------------- --------------------- ----------------------- ---------------------- ----------------------
John Connors, Trustee             $4,500                  N/A                   $4,500                   N/A
-------------------------- --------------------- ----------------------- ---------------------- ----------------------

The Independent Trustees are each paid a retainer fee by the Trust of $1,000 per quarter and per meeting fees of $500 per quarterly meeting attended in person, or $250 in the case of telephonic meetings. The other Trustees receive no annual or other fees from the Trust. All Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust.

Recommendation of the Board
In their deliberations, the Board considered various matters related to the management and long-term welfare of the Trust. The Board considered, among other factors, the benefits that an experienced group of Board members who understand the operations of the Trust and are exposed to the wide variety of issues that arise from overseeing different types of portfolios would bring to the Board. The Board gave considerable weight to their expectation that the Trust will benefit from the diversity and experience of the Proposed Trustees that would be included in the expanded Board.

The Proposed Trustees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. All three Proposed Trustees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

In addition, the Board considered certain other advantages of enlarging the Board. Enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members retire. In addition, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential committee members. As part of their deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the enlarged Board.

Therefore, after careful consideration, the Board, including the Independent Trustee of the Board, recommends that the Shareholders of the Trust vote "FOR" the election of the Proposed Trustees as set forth in this Proposal.

If the Proposed Trustees are elected by the Shareholders, each Proposed Trustee will serve, effective the date of the Meeting, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Proposed Trustees are not elected, the Board will consider what action is appropriate based upon the interests of the Shareholders.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR"  PROPOSAL 1.
                                               ---

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Voting Details
Shareholders of record as of the close of business on Monday April 28, 2003 will be entitled to vote at the Meeting and any adjournment of the Meeting.

Each whole share shall be entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Forty percent (40%) of the Trust's shares entitled to vote on the proposal constitutes a quorum. Any shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Trust a specific written notice of revocation. Abstentions and "broker non-votes" will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present.

Trustees and Officers. Information about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

NAME                                  POSITION WITH THE TRUST
Robert E. Turner*                     Trustee
John Connors                          Independent Trustee
Stephen J. Kneeley*                   President
John H. Grady*                        Executive Vice President and Chief
                                        Operating Officer
Thomas R. Trala*                      Treasurer and Chief Financial Officer

* Mr. Turner, in his role as a Trustee is an "interested person" (as that term is defined in the 1940 Act) of the Trust due to his association with Turner. Messrs. Kneeley, Grady and Trala are "affiliated persons" (as that term is defined in the 1940 Act) of the Trust and Turner.

INVESTMENT MANAGER
Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as the Investment Manager for the Trust, pursuant to an investment management agreement (the "Investment Management Agreement"). Under the Investment Management Agreement, Turner provides advisory and administrative services to the Trust. PFPC, Inc. ("PFPC"), a Delaware corporation, serves as the sub-administrator for the Trust.

Each Portfolio pays Turner a unified fee for providing advisory and administrative services, payable monthly equal to the following percentage of such Portfolio's average daily net assets on an annual basis:

         High Yield Fixed Income Portfolio                      0.45%
         High Quality Fixed Income Portfolio                    0.40%
         BBB Fixed Income Portfolio                             0.40%
         Core Fixed Income Portfolio                            0.40%
         Small Cap Core Portfolio                               0.95%
         Midcap Core Portfolio                                  0.90%
         Midcap Growth Portfolio                                0.85%

The unified management fee does not include the costs of any interest, taxes, dues, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.

Turner has contractually agreed to reduce the unified management fees to 0.40% for the High Yield Fixed Income Portfolio, and 0.35% for the High Quality Fixed Income, the BBB Fixed Income and Core Fixed Income Portfolios until October 1, 2003. Turner may discontinue this arrangement at any time after October 1, 2003. Turner has also contractually agreed to reduce the unified management fee to 0.80% for the Midcap Growth Portfolio until February 28, 2005. Turner may discontinue this arrangement at any time after February 28, 2005.

SUB-ADVISER
Turner Investment Management, LLC ("TIM"), 100 Pearl Street, 12th Floor, Hartford, CT 06103, serves as investment manager for the Small Cap Core and Midcap Core Portfolios under a written sub-advisory agreement (the "Sub-Advisory Agreement") with Turner. TIM is a professional investment management firm founded in 2002, and is primarily owned by Turner, its controlling shareholder. The two principal employees of TIM are Thomas DiBella and Kenneth Gainey.

PLACEMENT AGENT
Turner Investment Distributors, Inc. (the "Placement Agent") acts as placement agent of the Trust. The Placement Agent is a subsidiary of Turner and its principal place of business is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The Placement Agent is not obligated to distribute a particular number of shares of the Portfolios and receives no compensation for serving as placement agent.

5% Shareholders
As of April 28, 2003, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Portfolio.

--------------------------------- ------------------------------------------- --------------------- ----------------
                                                                                                     PERCENTAGE OF
                                               NAME AND ADDRESS                                       PORTFOLIO'S
           PORTFOLIO                         OF BENEFICIAL OWNER                NUMBER OF SHARES        SHARES
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
Midcap Core Portfolio             Thomas J. and Lucille M. DiBella                          10,000      41.66%
                                  One Jeffes Lane
                                  Canton, CT 06019
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Kenneth W. and Charise M. Gainey                           7,000      29.17%
                                  160 Farmcliff Drive
                                  Glastonbury, CT  06033
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Ronald and Martha Clarke                                   5,000      20.83%
                                  477 Simsbury Road
                                  Bloomfield, CT  06002
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Thomas R. and Melissa M. Trala                             2,000       8.33%
                                  401 Dutton Mill Road
                                  Malvern, PA  19355
--------------------------------- ------------------------------------------- --------------------- ----------------

As of April 28, 2003, the Trust's Trustees and officers did not own any Trust shares.

ADJOURNMENT
In the event that sufficient votes in favor of one or more proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Trust will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment of any proxies that they are entitled to vote in favor of the proposals.

SHAREHOLDER PROPOSALS
The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

OTHER MATTERS
The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

SHAREHOLDER REPORTS
The Trust has not yet been in operation for a full year, and therefore has not yet issued an annual report to Shareholders. Shareholders may call 1-800-304-2459 or write to the Westlakes Institutional Portfolios at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, for more information concerning the Trust.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                       WESTLAKES INSTITUTIONAL PORTFOLIOS
                   SPECIAL MEETING OF THE SHAREHOLDERS OF THE
                       HIGH QUALITY FIXED INCOME PORTFOLIO
                           BBB FIXED INCOME PORTFOLIO
                        HIGH YIELD FIXED INCOME PORTFOLIO
                           CORE FIXED INCOME PORTFOLIO
                            SMALL CAP CORE PORTFOLIO
                              MIDCAP CORE PORTFOLIO
                             MIDCAP GROWTH PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON

                                  May 22, 2003

The undersigned, hereby appoints John H. Grady and Brian M. Ferko as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the High Quality Fixed Income Portfolio, BBB Fixed Income Portfolio, High Yield Fixed Income Portfolio, Core Fixed Income Portfolio, Small Cap Core Portfolio, Midcap Core Portfolio, and Midcap Growth Portfolio (each a "Portfolio" and collectively the "Portfolios"), each a series of Westlakes Institutional Portfolios (the "Trust"), to be held at the offices of Turner Investment Partners, Inc., the Trust's administrator, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on May 22, 2003, at 4:30 p.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Portfolios that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:

PROPOSAL.             To elect three proposed trustees to the Board of Trustees
                      of the Trust to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as Shareholder approval is obtained.


                      a. Alfred C. Salvato: ____For ____Against ____Abstain

                      b. Janet F. Salvone: ____For ____Against ____Abstain

                      c. John T. Wholihan: ____For ____Against ____Abstain


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.



Dated:                 , 2003
      -----------------
                                                --------------------------------
                                                Signature of Shareholder


                                                --------------------------------
                                                Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.